CMA Treasury Fund

Annual Report




March 31, 2000

MERRILL LYNCH BULL LOGO


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.



CMA Treasury Fund
Box 9011
Princeton, NJ 08543-9011

Printed on post-consumer recycled paper



Dear Shareholder:

For the year ended March 31, 2000, CMA Treasury Fund paid shareholders a net annualized dividend of 4.44%.* As of March 31, 2000, the Fund's 7-day yield was 5.05%.

The average portfolio maturity for CMA Treasury Fund at March 31,
2000 was 53 days, compared to 77 days at September 30, 1999.

The Environment
The US economy continued to enjoy above-trend growth during the last half of 1999 and into the first quarter of 2000. For the second half of 1999, gross domestic product (GDP) grew at a rate of 7.3%, well above expectations this far into the current economic cycle, and much higher than the target for GDP set by the Federal Reserve Board. Currently, more Americans are employed and are enjoying increases in their income as seen in the low unemployment rate and large number of new jobs created (283,000 average for the fourth quarter of 1999). This, as well as the relentless rise in equity prices, created a momentum in consumer demand that has yet to be dampened by rising interest rates.

The recovery of overseas economies has boosted export levels that suffered during the first half of 1999, contributing to the strong US GDP. The Federal Reserve Board remains concerned that although productivity gains are high, they cannot keep pace with demand and imbalances are developing in the economy that may soon prove to be inflationary. A more visible sign of price pressure is the cost of oil, which recently exceeded $30 per barrel. Oil price pressures are expected to continue during the spring and summer since oil stocks are low. However, the Organization of Petroleum Exporting Countries' agreement to increase production should alleviate some of the price pressure.

The Federal Reserve Board took extraordinary steps to ensure liquidity in the financial markets because of Year 2000 concerns. The Federal Reserve Board moved to tighten policy once during the last quarter of 1999, but adopted a neutral bias through year-end in an effort to reassure investors and eliminate uncertainty. However, growth remained strong and during the first quarter of 2000 two 25 basis point (0.25%) interest rate increases were implemented. At that time, the US Treasury also announced anticipated changes to the auction schedule. The Federal budget surplus has made it necessary to decrease the amount of securities sold by the Treasury; therefore, the changes will include reduced auctions and auction sizes, as well as a buy-back program (the Treasury intends to buy back old, off-the-run, less liquid issues in order to keep current issues liquid). The announcement caused unexpected results as the yield curve inverted dramatically as investors rushed to buy the longer-term issues. At this time, it is unclear when this technical inversion will be unwound, as it seems likely to us that further short-term interest rate increases will be forthcoming as long as the current economic momentum continues. Although Treasury yields moved sharply lower, other fixed-income asset classes did not participate to the fullest extent. The Government guarantee allotted USagency issues had been placed under scrutiny, which pressured quality spreads across the yield curve.

Portfolio Strategy
During the six-month period ended March 31, 2000, CMA Treasury Fund had an average life that ranged from a high of 77 days in the first week of October to a low of 41 days by early January. Our shift toward a more conservative investment strategy was reflective of a rising interest rate environment that we believed would continue into 2000. During the first quarter of 2000, the short end of the Treasury yield curve continued to remain under pressure in response to the Federal Reserve Board's tighter monetary policy as well as the maturity of over $150 billion in cash management bills. Going forward, we will remain cautious in our investment strategy given the likelihood of further interest rate increases.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Jacqueline Rogers)
Jacqueline Rogers
Vice President and Portfolio Manager



April 27, 2000


*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.


CMA Treasury Fund
Schedule of Investments as of March 31, 2000         (in Thousands)
                  Face       Interest     Maturity
Issue            Amount        Rate         Date            Value

                   US Government Obligations*-- 100.0%
US Treasury     $ 42,000       4.91 %      4/06/2000     $   41,965
Bills             22,100       5.91        4/18/2000         22,035
                   4,595       5.96        4/18/2000          4,581
                 100,000       5.97        4/18/2000         99,701
                  25,000       5.96        4/20/2000         24,917
                 100,000       5.97        4/20/2000         99,668
                  49,000       5.05        4/27/2000         48,801
                  21,240       5.055       4/27/2000         21,154
                  18,544       5.085       4/27/2000         18,469
                  30,000       5.09        4/27/2000         29,878
                   4,142       5.095       4/27/2000          4,125
                  49,000       5.43        4/27/2000         48,801
                   6,913       5.44        4/27/2000          6,885
                 100,000       5.51        4/27/2000         99,593
                  10,260       5.52        4/27/2000         10,218
                  46,018       5.83        4/27/2000         45,817
                  50,000       5.22        5/04/2000         49,748
                  14,179       5.23        5/04/2000         14,107
                   1,936       5.38        5/04/2000          1,926
                   8,758       5.48        5/04/2000          8,714
                   1,847       5.47        5/11/2000          1,836
                  25,793       5.48        5/11/2000         25,636
                  50,000       5.495       5/11/2000         49,697
                  99,000       5.50        5/11/2000         98,399
                 100,000       5.52        5/11/2000         99,393
                  50,000       5.525       5/11/2000         49,697
                  97,500       5.48        5/18/2000         96,810
                  47,000       5.53        5/18/2000         46,667
                  28,879       5.62        5/25/2000         28,641
                 120,000       5.63        5/25/2000        119,013
                  97,000       5.595       6/01/2000         96,095


CMA Treasury Fund
Schedule of Investments as of March 31, 2000 (concluded) (in Thousands)
                  Face       Interest     Maturity
Issue            Amount        Rate         Date            Value

                  US Government Obligations* (concluded)
US Treasury     $ 81,379       5.65 %      6/01/2000     $   80,620
Bills            100,000       5.68        6/01/2000         99,067
(concluded)       35,000       5.635       6/08/2000         34,633
                  30,000       5.645       6/08/2000         29,685
                 207,494       5.65        6/08/2000        205,318
                  25,000       5.67        6/08/2000         24,738
                  11,171       5.68        6/08/2000         11,054
                  18,483       5.69        6/08/2000         18,289
                   7,636       5.725       6/08/2000          7,556
                  50,000       5.70        6/15/2000         49,420
                 200,000       5.715       6/15/2000        197,680
                  43,821       5.57        6/22/2000         43,266
                  98,530       5.58        6/22/2000         97,282
                  18,454       5.585       6/22/2000         18,220
                  46,482       5.735       6/22/2000         45,893
                 100,000       5.745       6/22/2000         98,733
                   7,920       5.735       8/24/2000          7,737
                  15,927       5.76        8/31/2000         15,539
                  14,368       5.79        8/31/2000         14,018

US Treasury       39,084       5.625       4/30/2000         39,069
Notes             10,000       6.75        4/30/2000         10,006
                  28,000       6.25        5/31/2000         28,017
                   3,000       4.50        9/30/2000          2,973
                   2,500       4.625      11/30/2000          2,471

Total US Government Obligations
(Cost--$2,593,807)                                        2,594,271

Total Investments
(Cost--$2,593,807)--100.0%                                2,594,271

Other Assets Less Liabilities                                   179
                                                         ----------
Net Assets--100.0%                                       $2,594,450
                                                         ==========


*US Treasury Bills are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund. US Treasury Notes bear interest at the rates shown, payable at fixed dates upon maturity.

 See Notes to Financial Statements.


CMA Treasury Fund
Statement of Assets and Liabilities as of March 31, 2000
Assets:
Investments, at value (identified cost--$2,593,806,926++)                                                $ 2,594,270,975
Cash                                                                                                              41,168
Interest receivable                                                                                            1,821,788
Prepaid registration fees and other assets                                                                        99,111
                                                                                                         ---------------
Total assets                                                                                               2,596,233,042
                                                                                                         ---------------

Liabilities:
Payables:
 Distributor                                                                             $      852,889
 Investment adviser                                                                             772,978
 Beneficial interest redeemed                                                                     2,528
 Dividends to shareholders                                                                          428        1,628,823
                                                                                        ---------------
Accrued expenses and other liabilities                                                                           154,414
                                                                                                         ---------------
Total liabilities                                                                                              1,783,237
                                                                                                         ---------------
Net Assets                                                                                               $ 2,594,449,805
                                                                                                         ===============

Net Assets Consist of:
Shares of beneficial interest, $.10 par value, unlimited number of
shares authorized                                                                                         $  259,398,576
Paid-in capital in excess of par                                                                           2,334,587,180
Unrealized appreciation on investments--net                                                                      464,049
                                                                                                         ---------------
Net Assets--Equivalent to $1.00 per share based on 2,593,985,755 shares of
beneficial interest outstanding                                                                          $ 2,594,449,805
                                                                                                         ===============


++Cost for Federal income tax purposes was $2,593,806,926. As of March 31, 2000, net unrealized appreciation for Federal income tax purposes amounted to $464,049, of which $618,076 related to appreciated securities and $154,027 related to depreciated securities.

See Notes to Financial Statements.


CMA Treasury Fund
Statement of Operations for the Year Ended March 31, 2000
Investment Income:
Interest and amortization of premium and discount earned                                                 $   127,604,752

Expenses:
Investment advisory fees                                                                 $   10,560,704
Distribution fees                                                                             3,206,032
Transfer agent fees                                                                             472,917
Registration fees                                                                               119,440
Custodian fees                                                                                  107,388
Professional fees                                                                                85,087
Accounting services                                                                              82,972
Printing and shareholder reports                                                                 31,984
Trustees' fees and expenses                                                                      31,524
Pricing fees                                                                                      3,183
Other                                                                                            43,734
                                                                                        ---------------
Total expenses                                                                                                14,744,965
                                                                                                         ---------------
Investment income--net                                                                                       112,859,787

Realized Gain on Investments--Net                                                                                259,753

Change in Unrealized Appreciation/Depreciation on Investments--Net                                               750,871
                                                                                                         ---------------
Net Increase in Net Assets Resulting from Operations                                                     $   113,870,411
                                                                                                         ===============

See Notes to Financial Statements.


CMA Treasury Fund
Statements of Changes in Net Assets
                                                                                           For the Year Ended March 31,
Increase (Decrease) in Net Assets:                                                           2000              1999
Operations:
Investment income--net                                                                  $   112,859,787  $   109,730,665
Realized gain on investments--net                                                               259,753          612,263
Change in unrealized appreciation/depreciation on investments--net                              750,871         (283,038)
                                                                                        ---------------  ---------------
Net increase in net assets resulting from operations                                        113,870,411      110,059,890
                                                                                        ---------------  ---------------

Dividends & Distributions to Shareholders:
Investment income--net                                                                     (112,859,787)    (109,730,665)
Realized gain on investments--net                                                              (259,753)        (612,263)
                                                                                        ---------------  ---------------
Net decrease in net assets resulting from dividends and distributions
to shareholders                                                                            (113,119,540)    (110,342,928)
                                                                                        ---------------  ---------------

Beneficial Interest Transactions:
Net proceeds from sale of shares                                                         13,899,477,151   12,307,978,765
Net asset value of shares issued to shareholders in reinvestment of dividends               113,024,246      110,228,041
                                                                                        ---------------  ---------------
                                                                                         14,012,501,397   12,418,206,806
Cost of shares redeemed                                                                 (13,873,928,717) (12,242,619,940)
                                                                                        ---------------  ---------------
Net increase in net assets derived from beneficial interest transactions                    138,572,680      175,586,866
                                                                                        ---------------  ---------------

Net Assets:
Total increase in net assets                                                                139,323,551      175,303,828
Beginning of year                                                                         2,455,126,254    2,279,822,426
                                                                                        ---------------  ---------------
End of year                                                                             $ 2,594,449,805  $ 2,455,126,254
                                                                                        ===============  ===============


See Notes to Financial Statements.

CMA Treasury Fund
Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                           For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                      2000        1999          1998        1997          1996
Per Share Operating Performance:
Net asset value, beginning of year                       $     1.00   $     1.00   $     1.00   $     1.00    $     1.00
                                                         ----------   ----------   ----------   ----------    ----------
Investment income--net                                        .0434        .0438        .0475        .0461         .0498
Realized and unrealized gain (loss) on
investments--net                                              .0004        .0001        .0008       (.0001)        .0001
                                                         ----------   ----------   ----------   ----------    ----------
Total from investment operations                              .0438        .0439        .0483        .0460         .0499
                                                         ----------   ----------   ----------   ----------    ----------

Less dividends and distributions:
   Investment income--net                                    (.0434)      (.0438)      (.0475)      (.0461)       (.0498)
   Realized gain on investments--net                         (.0001)      (.0002)      (.0005)      (.0001)       (.0003)
                                                         ----------   ----------   ----------   ----------    ----------
Total dividends and distributions                            (.0435)      (.0440)      (.0480)      (.0462)       (.0501)
                                                         ----------   ----------   ----------   ----------    ----------
Net asset value, end of year                             $     1.00   $     1.00   $     1.00   $     1.00    $     1.00
                                                         ==========   ==========   ==========   ==========    ==========
Total Investment Return                                       4.44%        4.50%        4.92%        4.74%         5.14%
                                                         ==========   ==========   ==========   ==========    ==========

Ratios to Average Net Assets:
Expenses                                                       .57%         .58%         .60%         .59%          .60%
                                                         ==========   ==========   ==========   ==========    ==========
Investment income and realized gain on
investments--net                                              4.38%        4.37%        4.82%        4.59%         5.01%
                                                         ==========   ==========   ==========   ==========    ==========

Supplemental Data:
Net assets, end of year (in thousands)                   $2,594,450   $2,455,126   $2,279,822   $1,968,516    $1,791,760
                                                         ==========   ==========   ==========   ==========    ==========

See Notes to Financial Statements.



CMA Treasury Fund
Notes to Financial Statements

1. Significant Accounting Policies:
CMA Treasury Fund (the "Fund") is registered under the Investment Company Act of 1940 as a no-load, diversified, open-end investment management company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities with remaining maturities of greater than sixty days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .50% of the Fund's average daily net assets not exceeding $500 million;
 .425% of the average daily net assets in excess of $500 million, but not exceeding $1 billion; and .375% of the average daily net assets in excess of $1 billion.



CMA Treasury Fund
Notes to Financial Statements (concluded)

The Fund has adopted a Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which Merrill Lynch, Pierce, Fenner and Smith Incorporated ("MLPF&S") receives a distribution fee under the Distribution Agreement from the Fund at the end of each month at the annual rate of .125% of average daily net assets of the Fund for shareholders who maintain their accounts through MLPF&S. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.


<AUDIT-REPORT>
CMA Treasury Fund
Independent Auditors' Report

The Board of Trustees and Shareholders,
CMA Treasury Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CMA Treasury Fund as of March 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA Treasury Fund as of March 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in accordance with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
May 3, 2000
</AUDIT-REPORT>



CMA Treasury Fund
Important Tax Information (unaudited)

None of the ordinary income distributions paid daily by CMA Treasury Fund during its fiscal year ended March 31, 2000 qualify for the dividends-received deduction for corporations. Additionally, there were no long-term capital gains distributions paid during the year.

Of the Fund's ordinary income dividends paid during the fiscal year ended March 31, 2000, 99.67% was attributable to Federal obligations. In calculating the foregoing percentage, Fund expenses have been allocated on a pro rata basis. Additionally, at least 50% of the assets of the Fund was invested in Federal obligations at the end of each quarter of the fiscal year.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Please retain this information for your records.




CMA Treasury Fund
Officers and Trustees

Terry K. Glenn--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Richard R. West--Trustee
Arthur Zeikel--Trustee
Kevin J. McKenna--Senior Vice President
Joseph T. Monagle Jr.--Senior Vice President
Jacqueline Rogers--Vice President
Donald C. Burke--Vice President and
  Treasurer
William E. Zitelli--Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 1713
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*


*For inquiries regarding your CMA account, call (800) CMA-INFO [(800) 262-4636].